SUNAMERICA SERIES TRUST (the “Trust”)

Emerging Markets Portfolio (the “Portfolio”)

Supplement to the Summary Prospectus dated April 30, 2012

At a meeting held on November 29, 2012, the Board of the Trust approved the termination of Putnam Investment Management, LLC (“Putnam”) as the subadviser responsible for managing the Portfolio and approved the appointment of J.P.Morgan Investment Management, Inc. (“JPMorgan”) as the subadviser to the Portfolio. This supplement describes changes in the investment strategies of the Portfolio, the risks associated with the Portfolio’s new investment strategy and changes in the Portfolio’s investment management arrangements.

With respect to the Subadvisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote; however, an information statement explaining the subadviser change will be mailed to shareholders of the Portfolio. The effective date of the Subadvisory Agreement will be on or about January 14, 2013 (the “Effective Date”). The following changes will take place on the Effective Date:

Under the heading “Principal Investment Strategies of the Portfolio” in the Summary Section the disclosure is deleted and replaced with the following:

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks, depositary receipts and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above average growth prospects.

Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Portfolio is not required to allocate its investments in any set percentages to any particular country. The Portfolio is not constrained by capitalization or style limits and will invest across sectors. The Portfolio will invest in securities across all market capitalizations, although the Portfolio may invest a significant portion of its assets in companies of one particular market capitalization category.

The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe which the adviser uses to select securities. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it is permitted to invest. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may hedge a portion of its foreign currency exposure into the U.S. dollar.

Under the heading “Investment Adviser” in the Summary Section, all references to Putnam as subadviser and Daniel Graña as portfolio manager are deleted and is replaced with the following:

The Portfolio is subadvised by J.P.Morgan Investment Management, Inc.

Name	Portfolio Manager of the Portfolio Since	Title

George Iwanicki, Jr.	2013	Managing Director and Portfolio Manager
Anuj Arora	2013	Executive Director and Portfolio Manager

Dated: December 11, 2012